Exhibit 10.1

First Amendment to Agreement and Plan of Merger

This First Amendment to Agreement and Plan of Merger (“First Amendment”) is entered into as of June 12, 2007 by and among Sciele Pharma, Inc., a Delaware corporation (the “Parent”), SP Acquisition Corp., a Georgia corporation (the “Merger Sub”), Alliant Pharmaceuticals, Inc., a Georgia corporation (the “Company”), the Shareholders of the Company and John N. Kapoor, Ph.D., as representative of the Company and the Shareholders (the “Shareholder Representative”) and amends the Agreement and Plan of Merger entered into by such parties on April 24, 2007 (the “Merger Agreement”).

Capitalized terms not otherwise defined in this First Amendment shall have meaning given to them in the Merger Agreement.

Recitals

Due to certain developments impacting the business of the Company, the Parties have agreed to adjust the Purchase Price and the Performance Payment algorithm so as to reflect the adjusted value of the Company resulting from such developments.

Now therefore, in consideration of the mutual representations, warranties, covenants and agreements herein contained, and upon and subject to the terms and the conditions hereinafter set forth, the parties do hereby agree as follows:

1.             Section 3.1 shall be amended by replacing “$122,250,000” with “$109,750,000”.

2.             Section 2 of Exhibit 7.18 (Performance Payment) shall be amended by replacing “$2.78” with”$3.61” and by replacing “$25,000,000” with “$32,500,000.”

3.             Except as expressly amended hereby, the Merger Agreement shall remain and continue in full force and effect in accordance with its terms.

4.             This Amendment shall be governed by Article XII (Miscellaneous Provisions) of the Merger Agreement, which such Article XII is incorporated herein by this reference and made an operative part of this Amendment.

[Signatures on Following Page]

In witness whereof, the Parties have caused this Agreement to be duly executed, as of the date first above written.

PARENT:
SCIELE PHARMA, INC.

By:	/s/ Patrick Fourteau
Name:	Patrick Fourteau
Title:	President and CEO

MERGER SUB: SP ACQUISITION CORP.

By:	/s/ Darrell Borne
Name:	Darrell Borne
Title:	Secretary

COMPANY:
ALLIANT PHARMACEUTICALS, INC.

By:	/s/ Mark Pugh
Name:	Mark W. Pugh
Title:	President

SHAREHOLDER REPRESENTATIVE:

/s/ John Kapoor
John N. Kapoor, Ph.D.

SHAREHOLDERS

/s/ John Kapoor
By John N. Kapoor, Ph.D., as attorney-in-fact for each Shareholder pursuant to Section 12.1 of the Merger Agreement